                                                                       EXHIBIT 1

                                   ECOLAB INC.

                                 DEBT SECURITIES
                             UNDERWRITING AGREEMENT

                                                                   _______, 199_

To the several Underwriters named
in the respective Terms Agreements
hereinafter described

Dear Ladies and Gentlemen:

          Ecolab Inc., a Delaware corporation ("ECOLAB" or the "COMPANY"), proposes to issue and sell its senior unsecured debt securities (the "DEBT SECURITIES") in one or more offerings on the terms and conditions determined at the time of sale to the underwriters named in Annex I hereto (the "UNDERWRITERS" or "YOU"), for whom you (the "REPRESENTATIVE" or "YOU") are acting as representative. The Debt Securities will be issued pursuant to an indenture dated as of November 1, 1996 (the "INDENTURE") between the Company and The First National Bank of Chicago, as trustee (the "TRUSTEE").

          From time to time, the Company may enter into one or more terms agreements in the form set forth in Annex I hereto (each a "TERMS AGREEMENT") that provide for the sale of such designated Debt Securities to, and the purchase and offering thereof by, the Underwriters named therein which terms will include the underwriter or underwriters named therein, whether acting alone in the sale of Debt Securities or as members of an underwriting syndicate, and the provisions set forth herein (except for provisions which relate to securities other than Debt Securities designated in the applicable Terms Agreement) will be incorporated by reference in any such Terms Agreement. The applicable Terms Agreement, including the provisions incorporated therein by reference, is herein referred to as this "AGREEMENT."

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:



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               (a)  A registration statement on Form S-3 (No. ________),
including a prospectus relating to the Debt Securities of the Company for the
registration of such     securities under the Securities Act of 1933, as amended
(the "SECURITIES ACT"), has (i) been prepared by the Company in material conformity with the requirements of the Securities Act and the rules and regulations thereunder (the "RULES AND REGULATIONS") of the United States Securities and Exchange Commission (the "COMMISSION"), (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"). Copies of such registration statement and any amendments thereto have been delivered by the Company to you. As used in this Agreement, "EFFECTIVE DATE" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "REGISTRATION STATEMENT" means the registration statement as amended to the date of this Agreement, including all documents incorporated or deemed incorporated by reference therein and the exhibits thereto; "BASIC PROSPECTUS" means the prospectus included in the Registration Statement; "PRELIMINARY PROSPECTUS" means any preliminary form of Prospectus (as defined herein) specifically relating to designated Debt Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the Rules and Regulations; "PROSPECTUS SUPPLEMENT" means any prospectus supplement specifically relating to designated Debt Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act; "PROSPECTUS" means the Basic Prospectus together with the Prospectus Supplement, except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" will refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement; "BASIC PROSPECTUS," "PROSPECTUS", "PRELIMINARY PROSPECTUS" and "PROSPECTUS SUPPLEMENT" include in each case the documents, if any, filed by the Company with the Commission pursuant to the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and incorporated by reference therein; and "SUPPLEMENT" and "AMENDMENT" will be deemed to refer to and include


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any documents incorporated by reference pursuant to Item 12 of Form S-3 under the Securities Act that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Exchange Act. Any reference to any amendment to the Registration Statement will be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

               (b) The Registration Statement conforms in all material respects, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects, to the requirements of the Securities Act and the Rules and Regulations thereunder and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading; PROVIDED, HOWEVER, that no representation or warranty is made as to (i) that part of the Registration Statement which will constitute the Statement of Eligibility on Form T-1 ("FORM T-1") under the Trust Indenture Act of the Trustee and (ii) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the Registration Statement or the Prospectus;

               (c) The Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder;

               (d) The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects with the requirements of the Securities Act or the Ex-change Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the Prospectus on the filing date of the Prospectus and any amendment or supplement thereto, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, when read together with the Prospectus on the dates such documents become effective or are filed with the Commission, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (e) The Company and each of its subsidiaries that is a significant subsidiary, as defined in Rule 405 of the Securities Act (individually a "SIGNIFICANT SUBSIDIARY" and, collectively, the "SIGNIFICANT SUBSIDIARIES") have been duly incorporated and validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified and in good standing would not be reasonably expected to have a material adverse effect on the consolidated financial condition, results of operations or business of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT"), and where so qualified, have all corporate power and authority necessary to own, lease or operate their respective properties and to conduct the businesses in which they are engaged as described in the Prospectus;

               (f) The Debt Securities have been duly and validly authorized by the Company and, when duly executed, issued and delivered by the Company pursuant to this Agreement and the Terms Agreement, and authenticated

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by the Trustee pursuant to the provisions of the Indenture, against payment therefor by the Underwriters as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and the Debt Securities, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus;

               (g) The Indenture has been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and the Indenture conforms in all material respects to the description thereof contained in the Prospectus;

               (h) This Agreement has been duly authorized, executed and delivered by the Company;

               (i) The execution, delivery and performance of this Agreement and the Indenture by the Company, and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Debt Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, lien, charge or encumbrance upon any property or mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them is bound or to which any of the property or assets of the

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Company or any of its Significant Subsidiaries is subject, except for such conflicts, breaches, violations or defaults which would not have a Material Adverse Effect; nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or by-laws of the Company; nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their material properties or assets except for violations which would not have a Material Adverse Effect; and, except for the registration of the Debt Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities or other Blue Sky laws in connection with the purchase and distribution of the Debt Securities by the Underwriters, no consent, approval, authorization or order of, or filing, registration or qualification of or with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Indenture by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, in each case other than such consents, approvals, authorizations, registrations or qualifications which would not have a Material Adverse Effect;

               (j) Neither the Company nor any of its Significant Subsidiaries has sustained, since the date of the latest financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree in any such case, which would have a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been a material adverse change, in or affecting the general financial condition or results of operations or business of the Company and its Significant Subsidiaries, taken as a whole (a "MATERIAL ADVERSE CHANGE"), otherwise than as set forth or contemplated in the Prospectus;

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               (k)  Coopers & Lybrand L.L.P., which has certified certain financial statements of the Company, which statements appear in the Prospectus or are incorporated by reference therein, is an independent public accountant as required by the Securities Act and the Rules and Regulations;

               (l) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the Company and its consolidated subsidiaries at the dates and for the periods indicated, and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise expressly set forth therein;

               (m) Except as described in the Registration Statement, Prospectus or in documents incorporated therein by reference, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any material property or assets of the Company or any of its Significant Subsidiaries is the subject which is required to be disclosed in the Registration Statement, Prospectus or in documents incorporated therein by reference or which would reasonably be expected to have a Material Adverse Effect; and to the Company's knowledge, no such proceedings are threatened by governmental authorities or by others;

               (n) Neither the Company nor any of its Significant Subsidiaries is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them is or may be bound or to which any of the properties or assets of the Company or any of its Significant Subsidiaries is subject, except for such default which would not have a Material Adverse Effect; and

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               (o)  Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement will be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          2. PURCHASE OF THE DEBT SECURITIES BY THE UNDERWRITERS. On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company agrees to sell to the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at the price and/or principal amount, as the case may be, set forth in the Terms Agreement attached hereto as Annex I, together with interest thereon accrued from the date specified in the Terms Agreement and in the respective amounts of the designated Debt Securities set forth opposite the name of each such Underwriter in Schedule I to Annex I to such Terms Agreement.

          If so provided in Annex I hereto, the Underwriters are authorized to solicit offers to purchase Debt Securities (the "CONTRACT SECURITIES") from the Company pursuant to delayed delivery contracts ("DELAYED DELIVERY CONTRACTS"), substantially in the form of Annex II hereto but with such changes therein as the Company authorizes or approves. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Underwriters, on the Closing Date, the percentage set forth in Annex I hereto of the principal amount of the Debt Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of contract securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Annex I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Annex I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The

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principal amount of Debt Securities to be purchased by each Underwriter as set forth in Annex I hereto will be reduced by an amount which will bear the same proportion to the total principal amount of Contract Securities as the principal amount of Debt Securities set forth opposite the name of such Underwriter except to the extent that you determine that such reduction will be otherwise than in such proportion and so advise the Company in writing; PROVIDED, HOWEVER, that the total principal amount of Debt Securities to be purchased by all Underwriters will be the aggregate principal amount set forth in Annex I hereto less the aggregate principal amount of Contract Securities. Underwritten Securities which are subject to Delayed Delivery Contracts are herein sometimes called "DELAYED DELIVERY UNDERWRITTEN SECURITIES" and Underwritten Securities which are not subject to Delayed Delivery Contracts are herein sometimes called "IMMEDIATE DELIVERY UNDERWRITTEN SECURITIES."

          3. OFFERING OF THE DEBT SECURITIES BY THE UNDERWRITERS. The Underwriters propose to offer the Debt Securities for sale upon the terms and conditions set forth in the Prospectus and any amendment or supplement thereto relating to the Debt Securities.

          4. DELIVERY OF AND PAYMENT FOR THE DEBT SECURITIES. Delivery of and payment for the Debt Securities will be made at such location as may be agreed upon by the Underwriters and the Company at 10:00 a.m., New York City time, on the third Business Day following the date of this Agreement, or at such other time and date as will be agreed upon (each such date and time of payment and delivery being herein called the "CLOSING DATE") in the manner set forth in the applicable Terms Agreement. Time will be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Debt Securities will be registered in such names and in such denominations as the Underwriters will request in writing not less than two Business Days prior to the Closing Date. For the purpose of expediting the checking and packaging of the certificates for the Debt Securities, the Company will make the certificates representing the Debt Securities available for inspection by the Underwriters in New York, New York, not later than 2:00 p.m., New York City time, on the Business Day prior to the Closing Date.


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          The Debt Securities of a series may be issued in whole or in part in the form of one or more global securities in book-entry form that will be deposited with, or on behalf of, a depository or its nominee, identified in the Prospectus Supplement relating to such series. In such a case, the manner of delivery of such global securities will be set forth in the applicable Terms Agreement.

          5.   FURTHER AGREEMENTS OF THE COMPANY. The Company agrees:

               (a) (i) to prepare the Prospectus setting forth the terms of the Debt Securities and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second Business Day following the execution and delivery of this Agreement; (ii) to make no further amendment or supplement to the Registration Statement or to the Prospectus prior to the applicable Closing Date, unless, if reasonably practicable, the Underwriters or their representatives have had a reasonable opportunity to review and comment upon such amendment or supplement prior to its filing; (iii) to advise the Underwriters promptly of any such amendment or supplement and to furnish the Underwriters with a copy thereof; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Debt Securities; (v) during the same period, to advise the Underwriters, promptly after it receives notice thereof, of (A) the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, (B) the suspension of the qualification of the Debt Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for any such purpose or (C) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such

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qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) to furnish promptly to the Underwriters and to counsel for the Underwriters a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits (other than those incorporated by reference) filed therewith;

               (c) to deliver promptly to the Underwriters such number of the following documents as the Underwriters will reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture and such other exhibits as the Underwriters may reasonably request); (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Date in connection with the offering or sale of the Debt Securities, and if at such time any events will have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it will be necessary to amend or supplement the Prospectus (or to file under the Exchange Act any document incorporated by reference in the Prospectus) to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon the reasonable request of the Underwriters, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

               (d) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company, be required by the Securities Act or requested by the Commission;

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               (e)  prior to filing with the Commission any amendment to the
Registration Statement or supplement to the Prospectus and, promptly after filing with the Commission any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters;

               (f) as soon as practicable after the date of this Agreement and every Terms Agreement relating to designated Debt Securities, to make generally available to its Holders an earnings statement of the Company and its Significant Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (g) promptly from time to time, to use all reasonable efforts to take such action as the Underwriters may reasonably request to qualify the Debt Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for so long as may be necessary to complete the distribution of the Debt Securities; PROVIDED, HOWEVER, that in connection therewith, the Company will not be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction where it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

               (h) if, and to the extent specified in the Terms Agreement attached hereto as Annex I, designated Debt Securities are to be duly authorized for listing on a national securities exchange, to apply for any listing of such designated Debt Securities on such national securities exchange and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the relevant Closing Date;

               (i) to apply the net proceeds from the sale of the Debt Securities being sold by the Company as set forth in the Prospectus; and

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               (j)  during the period beginning from the date of the Terms
Agreement and continuing to and including the Business Day after the Closing Date with respect to such Terms Agreement, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities which are substantially similar to the Debt Securities designated for offer and sale, without the prior written consent of the Underwriters, which consent will not be unreasonably withheld.

          6. EXPENSES. The Company agrees to pay all costs, expenses and fees incident to (i) the preparation, printing, filing and distribution under the Securities Act of the Registration Statement (including financial statements and exhibits), each Preliminary Prospectus and all amendments and supplements thereto; (ii) the printing and delivery of the Prospectus and all amendments or supplements thereto; (iii) the printing and delivery of this Agreement, the Blue Sky Memorandum and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Debt Securities; (iv) the registration or qualification of the Debt Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto); (v) filings and clearance with the National Association of Securities Dealers, Inc. ("NASD"), in connection with the offering, if applicable; and (vi) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be reasonably requested for use in connection with the offering or sale of the Debt Securities by the Underwriters; it is understood, however, that, except as provided in this
Section 6 and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Debt Securities by them, and any advertising expenses connected with any offers they may make.

          7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for any Debt Securities are subject to the accuracy in all material respects, when made, and on each Closing Date, of the representations and warranties of the Compa-ny contained herein, to the performance by the Company of its obligations hereunder and under the Terms Agreement attached hereto as Annex I, and to each of the following additional terms and conditions:

               (a) At the applicable Closing Date, the Prospectus will have been timely filed with the Commission in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof will have been issued, and no proceeding for that purpose will have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise will have been complied with to the Underwriters' reasonable satisfaction;

               (b) Kenneth A. Iverson, Vice President and Secretary of the Company, will have furnished to the Underwriters his opinion, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters to the effect that:

                    (i) The Company's Significant Subsidiaries have been duly incorporated and are validly existing as corporations in good standing (or the equivalent) under the laws of their respective jurisdictions of incorporation; are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their ownership or lease of property or the conduct of their businesses requires such qualification and where the failure to be so qualified and in good standing would have a Material Adverse Effect; where so qualified, each Significant Subsidiary has all corporate power and authority necessary to own, lease or operate its properties and to conduct business;

                    (ii) to such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been de-scribed in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference under the Rules and Regulations;

                    (iii) the documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                    (iv) to such counsel's knowledge, and other than as set forth in the Registration Statement, the Prospectus or any documents incorporated by reference, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any material property or assets of the Company or any of its Significant Subsidiaries is the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, would have a Material Adverse Effect; and to such counsel's knowledge, no such proceedings are threatened; and

                    (v) the issuance and sale of the Debt Securities being delivered on the Closing Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the Indenture, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement known to such counsel to which the Company or any of its

     Significant Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, except for such conflicts, breaches, violations or defaults which would not have a Material Adverse Effect, nor will such actions result in any violation of the provisions of any state or federal statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their material properties or assets, except for such violations as would not have a Material Adverse Effect; PROVIDED, that the foregoing opinion is limited to those statutes, laws, rules and regulations of the United States of America and the State of Minnesota, in each case, which, in such counsel's opinion, are normally applicable to transactions of the type contemplated by this Agreement; and PROVIDED, FURTHER, that no opinion need be given with respect to the Securities Act, the Exchange Act, the Trust Indenture Act, the Rules and Regulations, any order, rule or regulation made or established by any regulatory authority or the National Association of Securities Dealers, or state, securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Debt Securities;

               (c) Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Company, will have furnished to the Underwriters its opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                    (i) the Company has been duly incorporated and is validly existing as a corporation and in good standing under the laws of Delaware and has all corporate power and corporate authority necessary to execute, deliver and perform all of its obligations under this Agreement, any Delayed Delivery Contracts, the Indenture and the Debt Securities;

                    (ii) with respect to each of the Debt Securities, when (A) the Registration

     Statement, as finally amended (including all necessary post-effective amendments), becomes effective; (B) an appropriate Prospectus Supplement with respect to the Debt Securities has been prepared, delivered and filed in compliance with the Act and the applicable rules and regulations thereunder; (C) the Underwriting Agreement with respect to the Debt Securities is duly executed and delivered by the Company and the other parties thereto; (D) the directors and appropriate officers of the Company have taken all necessary corporate action to approve the issuance and terms of the Debt Securities and related matters; (E) the proposed Indenture pursuant to which the Debt Securities are to be issued shall have been qualified under the Trust Indenture Act, and duly executed and delivered by the Company and the trustee under such Indenture; and (F) the Debt Securities have been duly executed and authenticated in accordance with the provisions of such Indenture and duly delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of Underwritten Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, upon payment of the agreed-upon consideration therefor, the Debt Securities, when issued and sold in accordance with such Indenture and any related supplement thereto and this Underwriting Agreement, will be valid and binding obligations of the Company, enforceable against the Company, in accordance with their respective terms, except that such enforcement may be subject to or limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally;
     (2) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); (3) public policy considerations which may limit the rights of parties to obtain certain remedies; (4) requirements that a claim with respect to any securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law; and
     (5) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign currency or composition currency;

                    (iii) the Indenture has been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and the Indenture conforms in all material respects to the description thereof contained in the Prospectus;

               (iv) (this Agreement and any Delayed Delivery Contract should have been duly authorized, executed and delivered by the Company;

                    (vi) the Registration Statement has become effective under the Securities Act, and the Indenture has been qualified under the Trust Indenture Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                    (vi) the statements contained in the Prospectus under "Description of Debt Securities" insofar as they describe federal statutes, rules and regulations, or portions there-of, constitute accurate descriptions thereof in all material respects;

                    (vii) the Registration Statement, as of the Effective Date, and the Prospectus, as of the date it was filed with the Commission, and any further amendments or supplements thereto made by the Company prior to the applicable Closing Date (in each case other than the financial statements and related schedules therein and all other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Form T-1, as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder; and

                    (viii) the execution and delivery by the Company of each of the Indenture, the Debt Securities, this Agreement or any Delayed Delivery Contracts and the performance by the Company of its obligations under each of the Indenture, the Debt Securities, this Agreement or any Delayed Delivery Contracts, each in accordance with its terms, do not (A) conflict with the Restated Certificate of Incorporation or by-laws of the Company; (B) constitute a violation of or a default under the provisions of any state or federal statute or any order, rule or regulation known to such counsel of any state or federal court or governmental agency or body having jurisdiction over the Company except for such violations as would not have a Material Adverse Effect; and, except for the registration of the Debt Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications (1) as may be required under the Securities Act, Exchange Act, the Rules and Regulations, the Trust Indenture Act, any order, rule or regulation made or established by any regulatory authority or the NASD and applicable state securities or Blue Sky laws in connection with the purchase and distribution of the Debt Securities by the Underwriters and (2) whose absence both individually or in the aggregate would not have a Material Adverse Effect and would not have a Material Adverse Effect on the sale of the designated Debt Securities, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Indenture by the Company and the consummation by the Company of the transactions contemplated hereby and thereby; PROVIDED that the foregoing opinion is limited to those consents, approvals, authorizations, orders, registrations and qualifications under laws which, in the counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement.

          In rendering the opinions required by subsections (b) and (c) of this Section 7, Kenneth A. Iverson and Skadden, Arps, Slate, Meagher & Flom (Illinois), respectively, may (i) state that their opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York or the General Corporation Law of the State of Delaware and (ii) rely (to the extent such counsel deems proper and specifies in its opinion) as to matters involving the application of laws covered by supporting opinion upon the opinion of other counsel of good standing, PROVIDED that such other counsel is reasonably satisfactory to counsel for the Underwriters and furnishes a copy of its opinion to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company and its Significant Subsidiaries and certificates of public officials. In addition, Kenneth A. Iverson, in rendering the opinions required by clauses
(i) and (ii) of subsection (b) with respect to the subsidiaries, may rely on opinions rendered by counsel employed by such subsidiaries;

          Each of Kenneth A. Iverson and Skadden, Arps, Slate, Meagher & Flom (Illinois) will have furnished to the Underwriters written statements, addressed to the

Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and, based on the foregoing, such counsel does not believe that the Registration Statement (other than the financial statements and related schedules and all other financial data included or incorporated by reference therein or omitted therefrom, and other than the Form T-1, as to which such counsel will express no opinion or belief), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Form T-1, as to which such counsel will express no opinion or belief), as of its date and the applicable Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Kenneth A. Iverson will also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that he does not believe that any document incorporated by reference in the Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, and other than the Form T-1, as to which such counsel will express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          The foregoing opinions and statements may be qualified by statements to the effect that (i) such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for the statements made in the Prospectus under the captions relating to the designated Debt Securities, insofar as such statements relate to the Debt Securities and concern legal matters and (ii) as to facts necessary to the determination of materiality, such counsel is relying upon the opinions of officers and other representatives of the Company;

               (d) The Underwriters will have received from counsel for the Underwriters such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Debt Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require;

               (e) At the Closing Date, counsel for the Underwriters will have been furnished with such documents, certificates and information as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Debt Securities as contemplated herein and in each Terms Agreement and related proceedings, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein and therein contained;

               (f) At the time of execution of this Agreement and each Terms Agreement, the Underwriters will have received from Coopers & Lybrand L.L.P. with respect to the Company letters, in form and substance reasonably satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof and thereof (i) confirming that they are independent public accountants with respect to the Company and its Significant Subsidiaries within the meaning of the Securities Act and (ii) stating, as of the date hereof and thereof (or with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five Business Days prior to the date hereof or thereof), the conclusions and findings of such firm with respect to the financial information and other matters as provided in SAS No. 72;

               (g) With respect to the letters of Coopers & Lybrand L.L.P. referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "INITIAL LETTER") and each Terms Agreement, the Company will have furnished to the Underwriters letters (the "BRING-DOWN LETTERS") of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter;

               (h) At each Closing Date, the Company will have furnished to the Underwriters a certificate, dated the Closing Date, of its officers, reasonably satisfactory to the Underwriters as to the accuracy of the representations and warranties of the Company herein at and as of such Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date, as to the matters set forth in subsections (a) and (i) of this Section 7 and as to such other matters as the Representatives may reasonably request;

               (i) neither the Company nor any of its Significant Subsidiaries will have sustained since the respective dates as of which information is given in the Registration Statement or the Prospectus or in any document incorporated by reference therein any Material Adverse Change, other than as set forth or contemplated or incorporated by reference in the Prospectus or in any of the documents incorporated by reference therein, the effect of which is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Debt Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus;

               (j) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, (i) no downgrading will have occurred in the rating accorded the Company's securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization will have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's securities the effect of which, in any such case described in clause (i) or (ii), is in the counsel's judgment (after consultation with the Company) so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the designated Debt Securities on the terms and in the manner contemplated in the Prospectus; and

               (k) Subsequent to the execution and delivery of this Agreement, none of the following will have occurred (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, (ii) a general moratorium on commercial banking activities in New York declared by either federal or New York State authorities, or (iii) the material outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Underwriters made it impracticable or inadvisable to proceed with the public offering or the delivery of the designated Debt Securities on the terms and in the manner contemplated by the Prospectus.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement will be deemed to be in compliance with the provisions hereof only if they are in substance reasonably satisfactory to counsel for the Underwriters. The Company may rely on any waiver of such conditions given by the Underwriters or counsel to the Underwriters as if given by the Underwriters.

          8.   INDEMNIFICATION AND CONTRIBUTION.

               (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company will have furnished any amendments or supplements thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter expressly for use therein, and except further that the Company will not be liable with respect to any losses, claims, damages, liabilities or judgments arising out of or based on any untrue statements or alleged untrue statement or omission or alleged omission to state a material fact in any Preliminary Prospectus which is corrected in the Prospectus if the person or entity asserting such loss, claim, damage, liability or judgment purchased Debt Securities from such Underwriter, but was not sent or given a copy of the Prospectus at or prior to the written confirmation of the sale of such Debt Securities to such person or entity in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage, liability or judgment of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus.

               (b) In case any action will be brought against any Underwriter or any person controlling such Underwriter, based upon any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter will promptly notify the Company in writing, and the Company will assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payments of all fees and expenses. Any Underwriter or any such controlling person will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company will not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person). The Company will not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm will be designated in writing by the representatives and that all such fees and expenses will be reimbursed as they are incurred. The Company will not be liable for any settlement of any such action effected without its written consent, but, if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriters and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party will have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it will be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than thirty Business Days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party has failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any Preliminary Prospectus. In case any action will be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any Preliminary Prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter will have the rights and duties given to the Company (except that if the Company will have assumed the defense thereof, such Underwriter will not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel will be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company will have the rights and duties given to the Underwriter by Section 8(b) hereof.

               (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits actually received by the Company on the one hand and the Underwriters on the other hand from the offering of the Debt Securities to which such loss, claim, damage, liability or judgment relates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the

Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters will be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the total price to the public of the Debt Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. With respect to any such Underwriter, such relative fault will also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus result from the fact that such Underwriter sold Debt Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus, if the Company had previously furnished copies thereof to such Underwriter.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph will be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter will be required to contribute any amount in excess of the amount by which the total price at which the Debt Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Debt Securities purchased by each of the Underwriters hereunder and not joint.

               (e) The obligations of the Company under this Section 8 will be in addition to any liability which the Company may otherwise have and will extend upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 will be in addition to any liability which the respective Underwriters may otherwise have and will extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

          9. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters participating in an offering of Debt Securities fails at the applicable Closing Date to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "DEFAULTED SECURITIES"), then the Representative will have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative has not completed such arrangements within such 24-hour period, then:

               (a) if the aggregate amount of Defaulted Securities does not exceed 10% of the aggregate amount of the Underwritten Securities to be purchased pursuant to the Terms Agreement, the non-defaulting Underwriters named in such Terms Agreement will be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations thereunder bear to the underwriting obligations of all such non-defaulting Underwriters; or

               (b) if the aggregate amount of Defaulted Securities exceeds 10% of the aggregate amount of the Underwritten Securities to be purchased pursuant to such Terms Agreement, the Terms Agreement will terminate without any liability on the part of any non-defaulting Underwriters.

          No action taken pursuant to this Section 9 will relieve any defaulting Underwriter from liability in respect of its default.

          In the event of a default by any Underwriter or Underwriters as set forth in this Section 9, either the Representative or the Company will have the right to postpone the applicable Closing Date for a period not exceeding seven full business days to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

          10. TERMINATION. Except as provided in the applicable Prospectus Supplement, the obligations of the Underwriters hereunder may be terminated by the Underwriters which have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of Debt Securities by notice given to and received by the Company prior to delivery of and payment for the Debt Securities if, prior to that time, any of the events described in Sections 7(i),(j) and (k) will have occurred or if the Underwriters will decline to purchase the Debt Securities as permitted by Section 9.

          11. EFFECT OF TERMINATION OF PRICING AGREEMENT OR NONDELIVERY OF SECURITIES. If the Company fails to tender the Immediate Delivery Underwritten Securities for delivery to the Underwriters, or if the Underwriters decline to purchase the Immediate Delivery Underwritten Securities for any reason permitted under this Agreement, the Company will reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses that they incurred in connection with this Agreement, the proposed purchase of

Immediate Delivery Underwritten Securities and the solicitation of any purchases of the Delayed Delivery Underwritten Securities, and upon demand, the Company will pay the full amount hereof to the Representatives. If this Agreement is terminated pursuant to Section 9 hereof by reason of the default of one or more Underwriters, the Company will not be obligated to reimburse the several Underwriters on account of those expenses.

          12. NOTICES, ETC. All statements, requests, notices and agreements hereunder will be in writing, and:

               (a) if to the Underwriters, will be delivered or sent by mail, telex or facsimile transmission as will be directed in the Terms Agreement attached hereto as Annex I; and

               (b) if to the Company, will be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel (Facsimile: (612) 293-2573).

Any such statements, requests, notices or agreements will take effect at the time of receipt thereof. The Company will be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the lead Underwriter.

          13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon the Underwriters, the Company, their respective successors and the controlling persons and officers defined in
Section 8. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons. Nothing in this Agreement is intended or will be construed to give any person other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of the Debt Securities from any Underwriter will be deemed a successor or assign by reason merely of such purchase.

          14. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this

Agreement, will survive the delivery of and payment for any Debt Securities and will remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. DEFINITION OF THE TERM "BUSINESS DAY." For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc., is open for trading.

          16. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws principle thereof.

          17. COUNTERPARTS. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts will each be deemed to be an original but all such counterparts will together constitute one and the same instrument.

          18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement between the Company and the Underwriters please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              ECOLAB INC.


                              By:
                                -----------------------------------------------
                                Name:
                                Title:

Confirmed and accepted as of the date first above written:

By [Representative]


By:
   ------------------------------
Acting severally on behalf
  of themselves and the
  several Underwriters
  named in Exhibit A to
  the Schedule hereto

                                     ANNEX I
                            TO UNDERWRITING AGREEMENT


                                 TERMS AGREEMENT


                                                       _________, 1996


[                       ]
As representatives of the
several Underwriters
named in Schedule I hereto
  c/o [             ]

Ladies and Gentlemen:

          Ecolab Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ____________, ____ (the "UNDERWRITING AGREEMENT"), between the Company, on the one hand, and _________________ _________________ on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "UNDERWRITERS") the Debt Securities specified in Schedule II hereto (the "DESIGNATED SECURITIES"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and will be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein will be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement will be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined) and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus, as amended or supplemented, relating to the Designated Securities which are the subject of this Terms Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference will be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein de-


                                    Annex-I-1
fined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section ___ of the Underwriting Agreement and the address of the Representatives referred to in such Section ___ are set forth at the end of
Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          If the foregoing is in accordance with your understanding, please sign
and return to us [           ] counterparts hereof.  Upon acceptance hereof by
you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, will constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which will be submitted to the Company for examination


                                    Annex-I-2
upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        ECOLAB INC.


                                        By:_______________________
                                           Name:
                                           Title:


Accepted as of the date hereof:

[                      ]

On behalf of each of the Underwriters

By:  _____________________
   Name:
   Title:


                                    Annex-I-3

                              SCHEDULE I TO ANNEX I


                                                            Principal
                                                            Amount of
                                                            Designated
                                                            Securities to
Underwriters                                                Be Purchased
------------                                                ---------------

-------------------------...............................

-------------------------...............................

-------------------------...............................

-------------------------...............................
[Names of Underwriters]





                         Total...........................
                                                         -----------------
                                                         $
                                                         -----------------
                                                         ----------------




                                    Sched-I-1

                             SCHEDULE II TO ANNEX I


UNDERWRITING AGREEMENT DATED ______________, ____


REGISTRATION STATEMENT NO. __________


TITLE, PURCHASE PRICE AND DESCRIPTION OF DESIGNATED SECURITIES:


     Title:


     Number or Aggregate Principal Amount: The aggregate principal amount of Debt Securities to be purchased by the several Underwriters may be reduced by the aggregate principal amount of Debt Securities sold pursuant to Delayed Delivery Contracts.*


     Price to Public:


     Purchase Price by Underwriters (include accrued interest or amortization, if any; exclude any Debt Securities sold pursuant to delayed delivery contracts):


     Sinking Fund Provisions:


     Redemption Provisions:


     Other Provisions:


APPLICABLE SECURITIES AGREEMENT:


MATURITY:

*    To be added only if Delayed Delivery Contracts are contemplated.



                                             Sched-II-1

INTEREST RATE:


INTEREST PAYMENT DATES:


TIME OF DELIVERY AND LOCATION:


NAMES AND ADDRESSES OF REPRESENTATIVES:

          Designated Representatives:

          Address for Notices, etc.:


UNDERWRITERS:


OTHER TERMS:

[THE UNDERWRITERS WILL PAY FOR THE DESIGNATED SECURITIES (LESS ANY DESIGNATED SECURITIES SOLD PURSUANT TO DELAYED DELIVERY CONTRACTS) UPON DELIVERY THEREOF AT THE OFFICES OF __________ AT 10:00 A.M. (NEW YORK TIME) ON __________, 199__, OR
AT SUCH OTHER TIME, NOT LATER THAN __.M. (NEW YORK TIME) OR __________, 199__, AS WILL BE JOINTLY DESIGNATED BY THE REPRESENTATIVE AND THE COMPANY.]

The fee to be paid to the Underwriters in respect of the Debt Securities purchased pursuant to Delayed Delivery Contracts arranged by the Underwriters will be ___% of the purchase price of the Debt Securities so purchased.*


*    To be added only if Delayed Delivery Contracts are contemplated.


                                             Sched-II-2

                                    ANNEX II
                            TO UNDERWRITING AGREEMENT



                                   ECOLAB INC.
                            (a Delaware corporation)

                              [Title of Securities]

                            DELAYED DELIVERY CONTRACT


                                                                __________, 1996


Ecolab Inc.
Ecolab Center
370 N. Wabasha Street
St. Paul, Minnesota  55102-1390

Ladies and Gentlemen:

          The undersigned hereby agrees to purchase from Ecolab Inc., a Delaware corporation (the "COMPANY"), and the Company agrees to sell to the undersigned on _______ __, 199__ (the "DELIVERY DATE"), _______________________ of the
Company's [insert title of security] (the "SECURITIES"), offered by the
Company's Prospectus dated         October __, 1996, as supplemented by its
Prospectus Supplement dated ____________, 199__, receipt of which is hereby acknowledged, at a purchase price of _____________ to the Delivery Date, and on the further terms and conditions set forth in this contract.

          Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date will be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of ______________________________, on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five Business Days prior to the Delivery Date.


                                   Annex-II-1

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date will be subject only to the conditions that
(i) the purchase of Securities to be made by the undersigned will not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (ii) the Company, on or before __________, 199__, will have sold to the Underwriters of the Securities (the "UNDERWRITERS") such amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated __________, 199__ between the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities will not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

          Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

          By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it, and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.


                                   Annex-II-2

          It is understood that the Company will not accept Delayed Delivery Contracts for an amount of Securities in excess of __________ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

          This Agreement will be governed by the laws of the State of New York.

                                        Yours very truly,

                                        PURCHASERS


                                        ------------------------------------
                                                       (Name)


                                        By:
                                           ---------------------------------
                                                       (Title)


                                        ------------------------------------

                                        ------------------------------------

                                                        (Address)


Accepted as of the date first above written.

ECOLAB INC.


By:
   -----------------------------------------
               (Title)


                                   Annex-II-3

                  PURCHASER--PLEASE COMPLETE AT TIME OF SIGNING


          The name and telephone number of the Representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows (please print):

                                                    Telephone No.
                                                     (including
Name                                                  Area Code)
-----                                               --------------



















                                   Annex-II-4